EXHIBIT 3.3





                             FILE NUMBER:5551-932-3



                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE




         WHEREAS, ARTICLES OF INCORPORATION OF ALARON TRADING CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D.
1984.

         NOW, THEREFORE, I, Jim Edgar, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         In testimony Whereof, Theretoset my hand and cause to be affirmed the Great Seal of the State of Illinois at the City of Springfield this 15th day of May AD 1989 and of the Independence of the United States the two hundred and 13th.




                                      Jim Edgar
                      _________________________________________
                                  Secretary of State

BCA-2.10 (Rev. Jul. 1984)                                    File #

                                    JIM EDGAR
                               Secretary of State
                                State of Illinois

                           ARTICLES OF INCORPORATION



Payment must be made                                  This Space for Use By
by Certified Check,                                     Secretary of State
Cashiers' Check or a                              Date     C-15-89
Money Order, payable                              License Fee       $   .50
to "Secretary of                                  Franchise Tax     $  25.00
State".                                           Filing Fee        $  75.00
DO NOT SEND CASH!                                                   --------
                                                                    $ 100.50
                                                  Clerk:  NV

                               Submit in Duplicate

Pursuant  to the  provisions  of "The  Business  Corporation  Act of 1983",  the
undersigned   incorporator(s)   hereby   adopt   the   following   Articles   of
Incorporation.

ARTICLE ONE    The name of the corporation is ALARON TRADING CORPORATION
                   (Shall contain in word "corporation", company, "Incorporated"
               _________________________________________________________________
                         "limited, or an abbreviation thereof


ARTICLE TWO    The name and address of the initial registered agent and its registered office are:
               Registered Agent:         Berton            N.          Ring
                                         ----------------------------------
                                         First Name    Middle Name   Last Name
               Registered Office:        309 W. Washington, Suite 6-00_____
                                         ----------------------------------
                                         Number  Street  Suite   #(A P.O. Box
                                                      alone is not  acceptable)
                                         Chicago, Illinois 60605     Cook
                                         ----------------------------------
                                         City            Zip Code    County

ARTICLE THREE The purposes for which the corporation is organized are:
                                    If not sufficient space to cover this point
                                           add one or more sheets of this size

For all legal and lawful purposes under the Illinois Business Corporation Act as amended.

ARTICLE FOUR               Paragraph 1:  The authorized shares shall be:

                           Class         *Par Value per share   Number of shares
                           -----------------------------------------------------
                           authorized
                           ----------
                           Common                 NA                2,000,000
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


                           Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                                    If not sufficient space to cover this point,
                                             add one or more sheets of this size

All common shares shall have voting rights and preemptive rights.

ARTICLE FIVE The number of shares to be issued initially, and the consideration to be received by the corporation therefore, are:

                         *Par Value    Number of shares    Consideration to be

                 Class    per share  Proposed to be issued  received therefor
                 -----    ---------  ---------------------  ------------------
                 Common        NA          1,000,000
                 -------------------------------------------------------------
                 $1,000
                 ------
                                                               $
                 -------------------------------------------------------------
                                                               $
                 -------------------------------------------------------------
                                                               $
                 -------------------------------------------------------------
                                                               $1,000.00
                                                               ---------

A declaration as to a "par value" is optional. This space may be marked "N/A" when no reference to a par value is desired.
ARTICLE SIX                OPTIONAL

                           The number of directors constituting the initial board of directors of the corporation is _____________ and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                                    Name                     Residential Address
                                    --------------------------------------------

ARTICLE SEVEN              OPTIONAL


(a)      It is estimated that the value of all
         property to be owned by the corporation                    $___________
         for the following year wherever located
         will be:
(b)      It is estimated that the value of the
         property to be located within the State of                 $___________
         Illinois during the following year will
         be:
(c)      It is estimated that the gross amount of
         business which will be transacted by the                   $___________
         corporation during the following year will
         be:
(d) It is estimated that the gross amount of business which will be transacted from places of business in the State of
         Illinois during the following year will                    ____________
         be:
ARTICLE EIGHT              OPTIONAL
                           Attach a  separate  sheet of this  size for any other
                           provision   to  be  included   in  the   Articles  of
                           Incorporation, e.g., authorizing pre- emprive rights;
                           denying   cumulative  voting;   regulating   internal
                           affairs;  voting  majority  requirements;   fixing  a
                           duration other than perpetual; etc.

                      NAMES AND ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated:       5-4-89       , 19
      --------------------    ----

                  Signatures and names         Post Office Address


         1.                                     1.309 W. Washington, #600
           -------------------------------        -----------------------------

             Berton N. Ring                       Chicago, Illinois   60606
          -------------------------------        -----------------------------
             Name(please print)                    City/Town        StateZip

         2.                                     2.
          -------------------------------        -----------------------------

          -------------------------------        -----------------------------
             Name(please print)                     City/Town        StateZip

         3.                                     3.
          -------------------------------        -----------------------------

          -------------------------------        -----------------------------
             Name(please print)                     City/Town        StateZip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies).

NOTE: If a corporation acts as Incorporator, the name of the corporation and the state of Incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.



                                  Form BCA-2.10

         File No. __________________________________________________




                            ARTICLES OF INCORPORATION







         The following fees are required to be paid at the time of issuing the Certificate of Incorporation: FILING FEE $75.00; INITIAL LICENSE FEE OF 1/20th of 1% of the consideration to be received for initial issued shares (see Art 5), MINIMUM $.50; INITIAL FRANCHISE TAX of 1/10th of 1% of the consideration to be received for initial issued shares (see Art 5), MINIMUM $25.00.

                              EXAMPLES OF TOTAL DUE

Consideration to                                                      Total

 be Received                                                           Due*


up to     $  1,000                                                    $100.50
-----------------------------------------------------------------------------

          $  5,000                                                    $102.50
-----------------------------------------------------------------------------

          $ 10,000                                                    $105.00
-----------------------------------------------------------------------------

          $ 25,000                                                    $112.50
-----------------------------------------------------------------------------

          $ 50,000                                                    $150.00
-----------------------------------------------------------------------------

          $100,000                                                    $225.00
-----------------------------------------------------------------------------

*Includes Filing Fee + License Fee + Franchise Tax

                                   RETURN TO:
                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756

                            Telephone (217) 782-6961
================================================================================


File Number:               5551-932-3





                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE



Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF ALARON TRADING CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attached hereto a copy of the Application of the aforesaid corporation.

         In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the city of Springfield, this 12th day of August A.D. 1998 and the Independence of the United States the two hundred 23rd.

                                            George H. Ryan
                                            -------------------------------
                                                   Secretary of State

Form BCA-10.30
(Rev. Jan. 1995)                ARTICLES OF AMENDMENT         File # 5551-932.3
George H. Ryan
Secretary of State                                       SUBMIT IN DUPLICATE
Department of Business Services
Remit payment in check or money                           This space for use by
order, payable to "Secretary of                             Secretary of State
State".                                                   Date           8-12-98
                                                          Franchise Tax      $
*The filing fee for articles of                           Filing Fee         $
amendment - $25.00                                        Penalty            $
                                                          Approved:

1.       CORPORATE NAME: Alaron Trading Corporation


2.       MANNER OF ADOPTION OF AMENDMENT:

         The following amendment of the Articles of Incorporation was adopted on April 7, 1998 in the manner indicated below. ("X" one box only)

By a majority of the INCORPORATORS, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)

By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statue and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                      (Note 4&5)

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)

3.       TEXT OF AMENDMENT:

         a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

                  Article I:        The name of the corporation is:

                                               N/A
--------------------------------------------------------------------------------
                                            (NEW NAME)



                     All changes other than name, include on page 2
                                         (over)

                                   Text of Amendment


         b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

See Exhibit A Attached Hereto And Made A Part Hereof.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment, is as follows:
         (If not applicable, insert "No change").

         No Change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No Change").

         No Change

         (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No Change")



                                 Before Amendment             After Amendment

             Paid-in Capital     $ N/A                        $ N/A
                                  --------------------         -----------------

                   (Complete either item 6 or 7 below. All signatures must be in
                                                       BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

         Dated  April 30 , 1998     Alaron Trading Corporation
               ----------    ---    --------------------------------------------
                                (Exact name of Corporation at date of execution)

         attested by                            by
                    ------------------------      ------------------------------
                       (Secretary or Assistant   (Signature of President or Vice
                         Secretary)                         President)


          ----------------------------             ----------------------------
         (Type or Print Name and Title)           (Type or Print Name and Title)


7.       If  amendment  is   authorized   pursuant  to  Section   10.10  by  the
         incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

         If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

         The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

         Dated                                        ,        19
               ---------------------------------------           -----------
               ---------------------------------------           ---------------
               ---------------------------------------           ---------------

                             NOTES AND INSTRUCTIONS



NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.

                                                                    (ss. 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:

                  (a) to remove the names and addresses of directors named in the articles of incorporation;

                  (b) to remove the name and address of the initial registered agent and registered office provided a statement pursuant to ss. 5.10 is also filed;

                  (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected;

                  (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

                  (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

                  to reduce the authorized shares of any class pursuant to
                           a cancellation statement filed in accordance with ss. 9.05,

                  to restate the articles of incorporation as currently
                           amended.                                  (ss.10.15)

NOTE 4: All amendments not adopted underss.10.10 orss.10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

                  Shareholder approval may be (1) by vote at a shareholder's meeting (either annual or special) or (2) by consent, in writing, without a meeting.

                  To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

                  The  articles  of  incorporation  may  supersede  the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                  (ss.10.20)

NOTE 5:           When a shareholder approval is by consent, all
                  shareholders be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of
                  the amendment.              (ss.ss.7.10 & 10.20)

C-173.9

                                    EXHIBIT A



                        ILLINOIS ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION FOR
                           ALARON TRADING CORPORATION


NUMBER 3 (b)

                  WHEREAS, the Board of Directors of the Corporation recommends and the shareholders agree that the Articles of Incorporation of the Corporation filed with the Illinois Secretary of State on May 15, 1989 be amended to authorize an additional 18,000,000 shares of no par value common stock (the "Amendment").

                  NOW, THEREFORE, BE IT RESOLVED, that the Amendment be, and hereby is, authorized and approved;

                  FURTHER RESOLVED, that following the Amendment, the total shares authorized of the Corporation's common stock shall be 20,000,000; and

                  FURTHER RESOLVED, that Steven A. Greenberg, as President of the Corporation, and Carrie A. Greenberg, as Secretary of the Corporation, be, and each of them hereby is, authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, any and all such documents and instruments, and to do all such acts and things as shall be necessary or appropriate to give effect to the foregoing resolutions.

File #D5551 9323
















Form     BCA-5.10

         NFP-105.10

         (Rev. April 1995)

George H. Ryan

Secretary of State

Department of Business Services

Springfield,, IL 62756

Telephone (217) 782-3647


Http:www.sos.srate.il.us


                                                             SUBMIT IN DUPLICATE

                                  STATEMENT OF

                                    CHANGE OF

                                REGISTERED AGENT

                                     AND/OR

                                REGISTERED OFFICE
                                                     This space for use by
                                                       Secretary of State


                                                    Date     6/18/97
                                                    Filing Fee $5
                                                    Approved:
                                                    Remit payment in check or
                                                    money order, payable to
                                                    "Secretary of State."

                        Type or print in black ink only.
                       See reverse side for signature(s).


1.       CORPORATE NAME:ALARON TRADING CORPORATION
                        ------------------------------------------

2.       STATE OR COUNTRY OF INCORPORATION:  ILLINOIS
                                            ----------------------


Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

         Registered Agent    JEFREY          A.                HECHTMAN
                         -------------------------------------------------------
                           First Name     Middle Name       Last Name

         Registered Office  333 West Wacker Drive: Suite 2800
                            ----------------------------------------------------
                            Number     Street  Suite No.(A P.O. Box alone is not
                                                         acceptable)

                            Chicago         60606               Cook
                            -----------------------------------------
                            City            Zip Code           County

Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

         Registered Agent  CHERYL          B.                  FITZPATRICK
                           -----------------------------------------------------
                           First Name      Middle Name         Last Name

         Registered Office 822 West Washington Boulevard
                           -----------------------------------------------------
                            Number   Street    Suite No.(A P.O. Box alone is not
                                                         acceptable)

                            Chicago              60607             Cook
                            ------------------------------------------------
                            City                 Zip Code         County

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

The above change was authorized by:  ("X one box only")

         o By resolution duly adopted by the board of directors.  (Note 5)

         o By action of the registered agent.                     (Note 6)

Note: When the registered agent changes, the signatures of both president and secretary are required.

(If authorized by the board of directors, sign here.  See Note 5)

         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                    , 19 97            ALARON TRADING CORPORATION
      -------------------     --            -------------------------------
                                            (Exact Name of Corporation)

Attested                                   by
        ----------------------------------   ----------------------

        (Signature of Secretary             (Signature of President
         or Assistant Secretary               or Vice President
       CARRIE GREENBERG, SECRETARY          STEVEN GREENBERG, PRESIDENT
       ---------------------------          ---------------------------
    (Type or Print Name and Title)         (Type or Print Name or Title)

(If change of registered office by registered agent, sign here.  See Note 6)

         The undersigned, under penalties of perjury, affirms that the fats stated herein are true.

Dated                       , 19
     -----------------------           -----------------------------------------
                                       (Signature of Registered Agent of Record)



                                      NOTES

The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

The registered office must include a street or road address; a post office box number alone is not acceptable.

A corporation cannot act as its own registered agent.

If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

Any change of  registered  agent must be by  resolution  adopted by the board of
directors.   This   statement   must  then  be  signed  by  the   president  (or
vice-president) and by the secretary (or an assistant secretary).

The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.